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                                                                        EX 10.17

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

EFFECTIVE DATE: AS OF JANUARY 1, 2001

WOOLEY:         {NAME}

COMPANY:        SCHLOTZSKY'S, INC., a Texas corporation
                203 Colorado Street
                Austin, Texas  78701

AGREEMENT:      Amended and Restated Employment Agreement, effective as of
                January 1, 2001, by and between WOOLEY and COMPANY.

WHEREAS, the Parties listed above entered into the AGREEMENT described above;
and

WHEREAS, WOOLEY and COMPANY have determined that it is in their mutual best interest to modify the terms of the AGREEMENT; and

WHEREAS, this amendment has been approved by an action of the Compensation Committee of the Board of Directors of the COMPANY dated December 28, 2001;

NOW, THEREFORE, for the mutual obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. EFFECT OF AMENDMENT. The AGREEMENT is hereby supplemented and modified by the provisions of this First Amendment to Employment Agreement ("AMENDMENT"). Wherever there is any conflict between the provisions of the AGREEMENT and the provisions of this AMENDMENT, the provisions of this AMENDMENT are paramount and shall control, and the AGREEMENT shall be construed accordingly. Any terms that are defined in the AGREEMENT shall have the same meanings in this AMENDMENT. Any provision in the AGREEMENT not expressly changed by or inconsistent with the provisions of this AMENDMENT shall remain the same.

2. AMENDMENT OF ADVANCE. The AGREEMENT is hereby amended to restate Section 5 as follows:

     5. ADVANCE. On or before January 31, 2001, the Company shall pay Wooley a cash advance against Wooley's future bonuses earned in the amount of ${Amount of Advance}. The advance shall be recovered by applying the following amounts until the full amount is recovered: ${One-Third of Advance} of the 2002 bonus, ${One-Third of Advance} of the 2003 bonus, and ${One-Third of Advance} of the 2004 bonus. If all or any portion of the advance remains after application of the 2004 bonus, such remainder shall be deemed fully earned by Wooley and not to be recovered by the Company.

3. AMENDMENT REGARDING STOCK OPTIONS. The AGREEMENT is hereby amended to restate
Section 6 as follows:

     6. [This Section is intentionally omitted in its entirety.]

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IN WITNESS WHEREOF, the parties hereto have executed this original of this
AMENDMENT to be effective on the EFFECTIVE DATE.

COMPANY:
SCHLOTZSKY'S, INC.,
a Texas corporation

By:
        --------------------------------------
        Richard H. Valade
Title:  Executive Vice President & Treasurer
        Chief Financial Officer

WOOLEY:

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        {Name}